                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 27, 1995                       /s/   J. G. Breen
                                            -----------------
                                            J. G. BREEN
                                            Chairman and Chief Executive
                                            Officer, Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 27, 1995                        /s/  T. A. Commes
                                            ------------------
                                            T. A. Commes
                                            President and Chief Operating
                                            Officer, Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 27, 1995                       /s/  L. J. Pitorak
                                            ------------------
                                            L. J. Pitorak
                                            Senior Vice President - Finance,
                                            Treasurer and Chief Financial
                                            Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 27, 1995                           /s/   J. L. Ault
                                                ----------------
                                                J. L. Ault
                                                Vice President - Corporate
                                                Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 26, 1995                          /s/    James M. Biggar
                                               ----------------------
                                               J. M. Biggar
                                               Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 28, 1995                            /s/  D. E. Evans
                                                 ----------------
                                                 D. E. Evans
                                                 Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 28, 1995                             /s/  R. W. Mahoney
                                                  ------------------
                                                  R. W. Mahoney
                                                  Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 27, 1995                             /s/  W. G. Mitchell
                                                  -------------------
                                                  W. G. Mitchell
                                                  Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  May 7, 1995                           /s/  A. M. Mixon
                                             ----------------
                                             A. M. Mixon, III
                                             Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 26, 1995                             /s/  H. O. Petrauskas
                                                  ---------------------
                                                  H. O. Petrauskas
                                                  Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  April 26, 1995                               /s/  R. K. Smucker
                                                    ------------------
                                                    R. K. Smucker
                                                    Director

                                   CERTIFICATE
                                   -----------

         I, the undersigned, Secretary of The Sherwin-Williams Company (the "Corporation"), hereby certify that attached hereto is a true and complete copy of a resolution of the Directors of the Corporation, duly adopted at a meeting held on October 11, 1995, and that such resolution is in full force and effect and has not been amended, modified, revoked or rescinded as of the date hereof.

         IN WITNESS WHEREOF, I have executed this certificate as of this 22nd day of November, 1995.

                                           /s/  L.E. Stellato
                                           ---------------------------------
                                           L.E. Stellato, Secretary

FURTHER RESOLVED, that the appropriate officers of the Company are each hereby authorized (i) to execute and deliver a power of attorney appointing J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato or any of them to act as attorneys-in-fact for the Company and for such officers for the purpose of executing and filing with the SEC, on behalf of the Company, such registration statement and any and all amendments thereto (including post-effective amendments) with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the SEC and any national securities exchange; and (ii) to cause such registration statement, amendment, supplement or document to be executed by any proper officer, on behalf of the Company, pursuant to such power of attorney;